Exhibit  23.2


INDEPENDENT  AUDITORS'  CONSENT

We consent to the use in this Form S-8 Registration Statement of Sportan United Industries, Inc. of our report dated December 16, 1999 (relating to the financial statements of Sportan United Industries, Inc. not presented separately herein).


Malone  &  Bailey
Houston,  Texas

October  16,  2000


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